UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2007 (January 24, 2007)
IASIS HEALTHCARE LLC
(Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

117 Seaboard Lane, Building E
Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)
(615) 844-2747
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 24, 2007, IASIS Healthcare LLC (the “Company”) was notified that Larry Hancock, the President of the Company’s Utah Market, would resign effective February 16, 2007, to accept a senior executive position with Intermountain Healthcare in Salt Lake City, Utah.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC
By:	/s/ John M. Doyle
John M. Doyle
Chief Accounting Officer

Date: January 30, 2007